UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 S. 147th St.  Omaha, NE    68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period:   06/30/11

Item 1.  Reports to Stockholders.

Semi-Annual Report

June 30, 2011

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 15, 2011

Dear Fellow Shareholder:

The Investment Partners Opportunities Fund, (the “Fund”), began operations in Mid-January 2010.  In our 2010 Annual Report, we commented on the Fund’s hesitancy to commit our cash assets to work, because of uncertainties caused by quixotic governmental policies and a belief that the unwinding of excessive debt worldwide could create massive economic dislocations.

As value investors, we suggested that our posture remain cautious.

ECONOMIC BACKDROP AND PORTFOLIO PERFORMANCE

The Fund’s net asset value (“NAV”) on June 30, 2011 was $10.77 a rise of 7.05% (annualized) since inception (or 10.41% cumulative since inception) inclusive of the $0.27 per share 2010 dividend.  The results for the six months ending 2011 were essentially flat.  By comparison, the S&P 500 Total Return Index grew 6.02% during the period.  Our relative performance for six months was a combination of maintaining, on average, approximately 35% of the Fund’s net assets in cash equivalents and the realization of $511,381 in gains with income of $22,796 from our option writing strategy.  Underperformance of certain investments, most notably, Eastman Kodak Co., Micron Technology, Inc., Constellation Energy Partners LLC, iPATH S&P 500 VIX Short-Term Futures ETN, PetroBakken Energy Ltd. and ProShares UltraShort 20+ Year Treasury contributed to an increase of unrealized depreciation of $496,144.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until April 30, 2012, to ensure that the net annual fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A, subject to possible recoupment from the Fund in future years.  Without these waivers, the total annual operating expenses would be 4.19%.  Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

The first six months of 2011 were a period of generally rising equity prices based on essentially three beliefs:

•

Domestic economic growth remaining on track aided by accommodative Federal Reserve policy for the “foreseeable future”

•

Pick up in consumer purchasing power in spite of persistently high unemployment

•

Global expansion with rising world trade, improved capital availability and functioning credit markets

We have not bought into any of these beliefs.  In our opinion, the risks of any errant policy coming out of Washington, Europe, the Middle East or Asia could change investor perception and deal a blow to investor and/or consumer confidence.  Investor optimism for equities was predicated on quantitative easing measures promulgated by the Federal Reserve which were to be ended by July 2011, quiescent inflation, and improvements in housing and employment.

In support of our belief were government statistics indicating no measurable tangible benefit for the quantitative easing experiments, a slow down in the anticipated GDP growth for the second half of 2011, stagflation and the real possibility of a double-dip recession.

The vulnerability and fragility of the economy to any unanticipated shock to the system seemed likely during a period of deleveraging.  States and consumers have just begun the process and the federal government has yet to get the message.

The eventual unwinding of the massive debts will impact virtually every American.  If government curtails spending, unemployment will rise, entitlements will be cut and interest rates, set by the market, will overcome meddling by the Federal Reserve.

Simply put, not exactly a scenario that rewards investors.

PRETEND AND EXTEND

Back in the Post-Depression 1940’s and ‘50’s, there were radio programs that stayed on the air for years.  One of these was CBS’s “Let’s Pretend” created by Nila Mack with one simple clear credo:  “You don’t have to explain happenings.  You simply believe or you don’t.”

The pretenders were children with vivid imaginations…kings, dragons, princes and princesses, cats, unicorns.  In the Land of Let’s Pretend, virtue was rewarded, wicked villains were evil and always punished.

____________________

Politicians and economists have had there own version of Let’s Pretend.  It has been better known as extend and pretend – shifting the burden of dealing with debt created in the belief that Gross Domestic Output would grow fast enough to pay back the debt.  So what if that debt was the responsibility of future generations.  Today’s evil would produce tomorrow’s virtuous rewards.

As of this writing, we have witnessed further evidence of this pretense.  The fairy tales being told by the current administration and the Federal Reserve suggest that to solve the mystery of fiscal imbalances created by wasteful spending and malinvestment we need more debt than the nation and its citizens can afford.

Leadership in Congress has for decades believed that you don’t have to explain happenings…you don’t need a budget, just extend the debt ceiling and pretend.  The Federal Reserve and the Treasury Secretary have asked us simply to believe that creating money out of thin air and trading it back and forth with the help of primary dealers has no consequences to us or global partners.

There is one fatal flaw in their pretense.  They have rewarded the villains and punished the virtuous.  Neither Congress nor current and past administrations have taken any responsibility for their indiscretions.

Savers and investors were simply told to believe while their pockets were being picked using the laws created by their elected officials and the confiscatory policies of taxation and inflation that they enacted.

Americans hold many traditions near and dear – they believe in honesty, courage and idealism.  It is endemic in the American spirit.  The people know there is something rotten in the air.  The era of pretense that asked us to believe without questioning motive is over.  The days of government asking us to extend time into the future to deal with major issues that affect the quality of our lives is over.

____________________

Representative democracy and freedom are really about choices.  The seeds of discontent are evident in the quixotic nature of the markets of the past few years.

We have taken note of this and have been reluctant to fully invest your money while this tug of war between the pretenders and the populace plays out.

As we have commented in the past there are two hearts beating inside of us – one that listens to rational economic thinking instead of pretenses and one that attempts to capitalize on the aftermath of failed policies.

MARKET REVIEW

We have now passed the midpoint of 2011 and the tug of war between deflationary forces and inflation has still not been resolved.

In a consumer society like the United States deflations develop when consumers curtail spending.  They do so when they are worried about their own future.

In a natural business cycle, savings increase to a point at which the pent-up-demand begins to encourage spending again.  Two indicators of the timing for increased spending can be observed.  Prices get low enough or the Government enacts policies that induce spending.  Modern day economic theory suggests that it is government’s sacred duty to create an environment that forces the population at large to spend.  One such method is the creation of money that produces sufficient inflation, which in turn toys with the consumers' psyche, making them feel that they should buy now before prices go up.

The Federal Reserve has a dual mandate:  Price Stability and Full Employment.

Making people spend to encourage employers to hire results in political gain and economic loss.

Creating debt that they have no intention of repaying in today’s dollars is chicanery or worse.  Seen through the eyes of the creditor it is tantamount to fraud.

Advanced societies in mature economies reach a point where the temptation to accelerate credit expansion to counteract deflation does no good.  In our opinion we are at that point.  Such an environment is known as stagflation.  The cost of essential products & services rise outstripping the income earned from work or the interest and dividends from savings.

Another effect of accommodative Federal Reserve Policy is to create asset inflation.  In our opinion, we are about to expose investors to the undue risk of holding on to low yielding government paper by herding them into risky assets – eventually creating a stock market bubble.

OUTLOOK AND STRATEGY

We believe that the aftermath of deleveraging initially will unleash deflationary forces that are not easily overcome by monetary stimulus. The Federal Reserve holds a different view, i.e. that more debt needs to be created, price stability can be targeted, interest rates can remain low, and that deficits can be fought by changes in fiscal policy and Fed action.  The markets have less and less confidence in orchestrated central bank initiatives and as a result economies in the developed world may not grow at above historic trend.  We tend to listen to the markets rather than political pundits and muddled thinking optimists.

We believe we are now closing in on the end of false pretenses and their impact on the Fund’s and clients’ portfolios.

Our most important overall strategy is to be opportunistic by meaningfully participating in markets that we believe will draw investor attention, creating pockets of strength.  One such arena are companies with exceptionally strong asset rich balance sheets that have dividend paying capacity, distressed stock prices and an ability to do share buy-backs.  While our primary purpose remains long term capital appreciation, income has become an increasingly important secondary objective.

The ultra safe world of holding on to so-called “risk free” government bonds is over.

For this reason we believe that portfolios should be constructed to preserve capital and maintain purchasing power particularly if the odds favor re-entering recession.  In the coming months we also expect that the domestic and international issues and challenges will be brought into greater focus.  The electorate can be expected to voice strong opinions particularly about entitlements, taxes and spending, health care and employment and energy dependence.

We expect markets will be quite volatile, producing opportunities for profit in equities.

We intend to strike a balance between issues that are clear beneficiaries if material change takes place in Government policies.

We believe one such area will be an honest attempt at a national energy policy with particular focus on natural gas exploration and production, and infrastructure development.

ACTIVISM

In these turbulent times, we are unsatisfied with business as usual attitudes or ones where managements believe their interests supersede those of their stockholders.  For this reason, we expect to become much more involved in managing investments where activism is called for.

____________________

We are convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation.  If any of you would like to know more about our investment style or have any questions or comments please feel free to contact us.

Sincerely,

Frank J. Abella, Jr.

Frank (“Jay”) Abella, III

Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

1764-NLD-8/17/2011

IPOFX Allocation by Region as of June 30, 2011
as a percentage of Net Asset Value

US	$2,865,670	29.4%
Canada	$1,647,929	16.9%
Switzerland	$123,345	1.3%
China	$210,616	2.2%
Global	$2,319,611	23.8%
Cash Equivalents	$2,566,604	26.4%

NAV:	$9,733,775	100%

Investment Partners Opportunities Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2011

The Fund's performance figures* for the six months ending June 30, 2011, compared to its benchmarks:
		Cumulative	Annualized
	Six Months	Since Inception **	Since Inception **
Investment Partners Opportunities Fund - Class A	(0.09)%	10.41%	7.05%
Investment Partners Opportunities Fund - Class A with load	(5.86)%	4.07%	2.78%
S&P 500 Total Return Index ***	6.02%	19.66%	13.13%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-390-0440

** Inception date is January 15, 2010.

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry		% of Net Assets
Oil & Gas		15.5%
Closed-End Mutual Funds		11.0%
Telecommunications		5.6%
Mining		5.5%
Miscellaneous Manufacturing		4.1%
Computers		4.0%
Forest Products & Paper		3.6%
Internet		3.3%
Software		3.2%
Pharmaceuticals		3.0%
Other		14.8%
Cash & Cash Equivalents		26.4%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2011
Shares				Market Value

	COMMON STOCK - 55.4%
	BEVERAGES - 1.1%
40,800	SkyPeople Fruit Juice, Inc. *			$ 108,936

	COMMERCIAL SERVICES - 1.7%
178,200	Hooper Holmes, Inc. *			165,726

	COMPUTERS - 4.0%
2,000	International Business Machines Corp.			343,100
44,726	Rainmaker Systems, Inc. *			45,620
				388,720
	FOOD - 2.0%
10,000	Sara Lee Corp.			189,900

	FOREST PRODUCTS & PAPER - 3.6%
3,700	Domtar Corp.			350,464

	INTERNET - 3.3%
10,000	eBay, Inc. *			322,700

	MINING - 5.5%
30,000	North American Palladium Ltd. *			123,000
5,450	Silver Wheaton Corp.			179,850
20,200	Yamana Gold, Inc.			234,926
				537,776
	MISCELLANEOUS MANUFACTURING - 1.9%
50,600	Eastman Kodak Co. *			181,148

	OFFICE/BUSINESS EQUIPMENT - 2.2%
20,000	Xerox Corp.			208,200

	OIL & GAS - 15.5%
1,700	Chevron Corp.			174,828
3,500	ConocoPhillips			263,165
88,114	Constellation Energy Partners LLC *			227,334
10,000	Enerplus Corp.			316,000
12,500	Penn Virginia Corp.			165,125
8,000	PetroBakken Energy Ltd.			108,400
10,825	PostRock Energy Corp. *			63,110
11,100	Provident Energy Ltd.			99,123
2,000	Ultra Petroleum Corp. *			91,600
				1,508,685
	PHARMACEUTICALS - 3.0%
10,000	Bristol-Myers Squibb Co.			289,600

	REITS - 0.9%
6,750	Whiterock Real Estate Investment Trust *			91,712

	SEMICONDUCTORS - 1.9%
24,500	Micron Technology, Inc.			183,260

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2011
Shares				Market Value

	SOFTWARE - 3.2%
6,300	Bridgewater Systems Corp. *			$ 53,104
10,000	Microsoft Corp.			260,000
				313,104
	TELECOMMUNICATIONS - 5.6%
10,000	Cisco Systems, Inc.			156,100
8,000	Corning, Inc.			145,200
3,000	Motorola Solutions, Inc. *			138,120
20,000	Sprint Nextel Corp. *			107,800
				547,220

	TOTAL COMMON STOCK (Cost - $5,357,623)			5,387,151

	EXCHANGE TRADED FUNDS - 5.0%
	ASSET ALLOCATION FUND - 1.0%
4,000	WisdomTree Dreyfus Chinese Yuan Fund *			101,680

	COMMODITY FUNDS - 1.2%
850	iShares Silver Trust *			28,772
7,000	Sprott Physical Gold Trust *			91,350
				120,122
	EQUITY FUND - 1.0%
4,500	iPATH S&P 500 VIX Short-Term Futures ETN *			95,130

	INVERSE DEBT FUND - 1.8%
5,000	ProShares UltraShort 20+ Year Treasury *			172,550

	TOTAL EXCHANGE TRADED FUNDS (Cost - $529,591)			489,482

	INVESTMENT COMPANIES - 11.0%
	CLOSED-END FUNDS - 11.0%
11,155	Aberdeen Global Income Fund, Inc.			149,365
20,000	Cohen & Steers Infrastructure Fund, Inc.			356,000
5,134	Eaton Vance Tax-Managed Global Diversified Equity Income Fund			53,753
16,000	S & P Quality Rankings Global Equity Managed Trust			221,600
8,256	Swiss Helvetia Fund, Inc.			123,345
6,500	Tortoise MLP Fund, Inc.			168,350
	TOTAL INVESTMENT COMPANIES (Cost -$926,263)			1,072,413

Principle Amount		Coupon Rate (%)	Maturity
	BONDS & NOTES - 2.2%
	MISCELLANEOUS MANUFACTURING - 2.2%
250,000	Eastman Kodak Co.	7.0000	4/1/2017	218,125
	TOTAL BONDS & NOTES (Cost - $224,687)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2011
				Market Value

	TOTAL INVESTMENTS - 73.6% (Cost - $7,038,164) (a)			$ 7,167,171
	OTHER ASSETS LESS LIABILITIES - 26.4%			2,566,604
	NET ASSETS - 100.0%			$ 9,733,775

* Non-Income producing security.
REIT - Real Estate Investment Trust
ETN - Exchange Traded Note

(a) Represents cost for financial purposes.  Aggregate cost for book purposes including written options is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation		$ 565,721
		Unrealized depreciation		(436,378)
		Net unrealized appreciation		$ 129,343

Contract **				Market Value
	WRITTEN OPTIONS - (0.1) %
	CALL OPTIONS
15	ConocoPhillips, August 2011 @ $75			$ 3,375
10	Domtar Corp., July 2011 @ $95			2,000
10	IBM Corp., July 2011 @ $170			2,850
20	Micron Technology, Inc., July 2011 @ $10			40
10	Silver Wheaton Corp., July 2011 @ $33			1,070
	TOTAL WRITTEN OPTIONS (Proceeds $9,671)			$ 9,335

** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2011

ASSETS
Investment securities:
At cost	$ 7,038,164
At value	$ 7,167,171
Cash	2,482,937
Receivable for securities sold	98,050
Dividends and interest receivable	13,570
Prepaid expenses	7,457
TOTAL ASSETS	9,769,185

LIABILITIES
Option contracts written (proceeds $9,671)	9,335
Fees payable to other affiliates	6,229
Investment advisory fees payable	4,702
Distribution (12b-1) fees payable	2,760
Accrued expenses and other liabilities	12,384
TOTAL LIABILITIES	35,410
NET ASSETS	$ 9,733,775

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	9,067,513
Accumulated net investment loss	(61,751)
Accumulated net realized gain from investments, options written
and foreign currency transactions	598,645
Net unrealized appreciation (depreciation) on investments,
options written and foreign currency translations	129,368

NET ASSETS	$ 9,733,775

Net Asset Value Per Share:
Class A Shares:
Shares of beneficial interest outstanding	903,833
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share	$ 10.77
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$ 11.43

(a)

On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2011

INVESTMENT INCOME
Dividends (Net of $2,934 foreign taxes withheld)	$ 73,195
Interest	9,866
TOTAL INVESTMENT INCOME	83,061

EXPENSES
Investment advisory fees	73,301
Administrative services fees	19,504
Distribution (12b-1) fees	17,104
Accounting services fees	13,456
Professional fees	12,898
Transfer agent fees	12,091
Registration fees	9,888
Compliance officer fees	6,925
Printing and postage expenses	2,994
Custodian fees	2,523
Trustees' fees and expenses	2,451
Non 12b-1 shareholder services fees	913
Insurance expense	134
Other expenses	1,486
TOTAL EXPENSES	175,668
Fees waived by the Advisor	(41,323)
NET EXPENSES	134,345

NET INVESTMENT LOSS	(51,284)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain/loss from:
Investments transactions	511,381
Options written	22,796
Foreign currency transactions	(30)
Net realized gain from investments, options written and foreign currency transactions	534,147

Net change in unrealized appreciation/depreciation from:
Investments transactions	(496,144)
Options written	336
Foreign currency translations	(34)
Net change in unrealized depreciation from investments, options written
and foreign currency translations	(495,842)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	38,305

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (12,979)

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	For the Period Ended
	(Unaudited)	December 31, 2010 (a)
OPERATIONS
Net investment loss	$ (51,284)	$ (110,600)
Net realized gain from investment transactions, options
written and foreign currency transactions	534,147	377,808
Distributions of realized gains from underlying
investment companies	-	2,428
Net change in unrealized appreciation/depreciation on investments,
options written and foreign currency translations	(495,842)	625,210
Net Increase/Decrease in Net Assets Resulting From Operations	(12,979)	894,846

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(240,605)
Net decrease in net assets from distributions to shareholders	-	(240,605)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	59,730	8,973,320
Net asset value of shares issued in
reinvestment of distributions to shareholders	-	239,440
Payments for shares redeemed	(109,474)	(70,503)
Net increase/decrease in net assets from shares of beneficial interest	(49,744)	9,142,257

INCREASE/DECREASE IN NET ASSETS	(62,723)	9,796,498

NET ASSETS
Beginning of Period	9,796,498	-
End of Period*	$ 9,733,775	$ 9,796,498
* Includes accumulated net investment loss of:	$ (61,751)	$ (10,467)

SHARE ACTIVITY
Class A Shares:
Shares Sold	5,460	893,213
Shares Reinvested	-	22,212
Shares Redeemed	(10,045)	(7,007)
Net increase in shares of beneficial interest outstanding	(4,585)	908,418

(a) Investment Partners Opportunities Fund commenced operations on January 15, 2010.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Six Months Ended
		June 30, 2011	Period Ended
		(Unaudited)	December 31, 2010 (1)

Net Asset Value, Beginning of Period		$ 10.78	$ 10.00
Income (loss) from investment operations:
	Net investment loss (2)	(0.06)	(0.14)
	Net realized and unrealized
	gain on investments	0.05	1.19
Total from investment operations		(0.01)	1.05

Less distributions from:
	Net realized gains	-	(0.27)
Total from distributions		-	(0.27)

Net Asset Value, End of Period		$ 10.77	$ 10.78

Total return (3,4)		(0.09)%	10.52%

Ratios/Supplemental Data
	Net assets, end of period (000s)	$ 9,734	$ 9,796
	Ratio of gross expenses to average net assets (5,6)	3.60%	4.09%
	Ratio of net expenses to average net assets (5,6)	2.75%	2.75%
	Ratio of net investment loss to average net assets (5,6,7)	(1.05)%	(1.39)%
	Portfolio Turnover Rate (3)	79%	124%

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Total return shown assumes reinvestment of distributions.
(5)	Annualized.
(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses
	of the underlying investment companies in which the Fund invests.
(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2011

1.

ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective. The Fund commenced operations on January 15, 2010.

The Fund currently offers Class A shares only. Class C shares of the Funds are currently not available. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Option contracts listed on a securities exchange or board of trade (not including Index options) for which market quotations are readily available shall be valued at the last reported sales price or, in the absence of a sale, at the last reported bid price on the valuation date. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2011 for the Fund’s investments measured at fair value:

Investments *	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,387,151	$ -	$ -	$ 5,387,151
Bonds & Notes	218,125	-	-	218,125
Exchange Traded Funds	489,482	-	-	489,482
Investment Companies	1,072,413	-	-	1,072,413
Total	$ 7,167,171	-	-	$ 7,167,171

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into and out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2010 and 2011. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended June 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $6,470,077 and $5,156,392, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal coarse of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the period ended June 30, 2011, the Fund had net gains of $22,796, which is included in net realized gain from options written in the Statement of Operations.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the period ended June 30, 2011, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of period	-	$ -
Options written	339	49,194
Options closed	-	-
Options exercised	(82)	(16,727)
Options expired	(192)	(22,796)
Options outstanding, end of period	65	$9,671

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Investment Partners Asset Management, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the period ended June 30, 2011 the Advisor waived fees of $41,323.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.75% of average daily net assets for Class A. If Fund Operating Expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows: $107,271 expiring in December 31, 2013 and $41,323 expiring in December 31, 2014.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the period ended June 30, 2011, pursuant to the Plan, Class A shares paid $17,104.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

During the six months ended June 30, 2011, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and T.R. Winston & Company received $19,348 in trade commissions.

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

GFS has agreed to waive $500 per month or $6,000 annually of its fee. This agreement may be terminated at any time.

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $27,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.  The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.  The annual minimum is $18,000 per class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended June 30, 2011, the Fund incurred expenses of $6,925 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. For the period ended June 30, 2011, GemCom collected amounts totaling $2,994 for EDGAR and printing services performed. Such fees would be included in the line item marked “Printing and postage expenses” on the Statement of Operations in the shareholder report.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

The difference between the book basis and tax basis character of distributions for the period ended December 31, 2010 is primarily attributable to the treatment of short-term capital gain distributions to ordinary income distributions for tax purposes.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax treatment of short-term capital gains.  The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, passive foreign investment companies, real estate investment trusts and Canadian income trusts.

Permanent book and tax differences, primarily attributable to non-deductible expenses, Canadian income trust and real estate investment trust adjustments and net operating losses, resulted in reclassification for the period ended December 31, 2010 as follows: a decrease in paid in capital of $25,000; a decrease in accumulated net investment losses of $100,133; and a decrease in accumulated net realized gain from security transactions of $75,133.

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Funds are required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Investment Partners Opportunities Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2011

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Investment Partners Opportunities Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/2011	6/30/2011	1/1/2011 – 6/30/11*
Actual	$1,000.00	$ 999.10	$13.63
Hypothetical (5% return before expenses)	$1,000.00	$1,011.16	$13.71

*    Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – Investment Partners Opportunities Fund

In connection with a regular meeting held on June 22, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (“IPAM” or the “Adviser”) and the Trust, on behalf the Investment Partners Opportunities Fund (the “Fund”). In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser; (d) investment management staffing; and (e) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of IPAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed IPAM’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of IPAM’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.50% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and the renewal of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.

One Highland Avenue

Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

08/30/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

08/30/2011

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

08/30/2011